SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240.14a-11(c) or
     (section)240-14a-12

                            Franklin Universal Trust
                (Name of Registrant as Specified In its Charter)

                            Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(3) or Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11

            1) Title of each class of securities to which transaction applies:


            2) Aggregate number of securities to which transaction applies:


            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.)

            4)   Proposed maximum aggregate value of transaction:


            5)   Total fee paid:


[ ]  Fee paid previously with preliminary material.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:

            2)   Form, Schedule or Registration Statement No.:

            3)   Filing Party:

            4)   Date Filed:

                            IMPORTANT INFORMATION
                             FOR SHAREHOLDERS OF
                           FRANKLIN UNIVERSAL TRUST


The enclosed materials include your proxy statement and proxy card. The proxy card serves as a ballot, allowing you to express your views regarding certain aspects of the Fund's operations. Please fill out and sign the proxy card, and return it in the accompanying postage-prepaid envelope to the Fund, which will assure that your votes are cast in accordance with your preferences.

The Fund is requesting your vote on just two matters - the election of a Board of Trustees and the confirmation of the Board of Trustees' appointment of the independent auditors for the Fund - which are annually presented to the Fund's shareholders for their consideration. By completing and signing the proxy card, and mailing it to the Fund, you reduce the possibility that the Fund will need to spend money to conduct additional or follow-up solicitations of shareholders.

The Fund is eager to receive your votes on the proposed matters. Please take a moment to review these materials and return your proxy to the Fund.


TABLE OF CONTENTS

            A Letter from the Chairman

            Notice of Annual Meeting of Shareholders

            The Proxy Statement..............................  1

            Proposal 1.......................................  2

            Proposal 2.......................................  7

            Other Information................................  8




777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777
415/312-3000


A Letter from the Chairman

Dear Fellow Shareholders:



I am writing to request that you consider two matters that relate to your ownership of shares in the Franklin Universal Trust (the "Fund"). The Board of Trustees (the "Board") of the Fund asks that you cast your proxies on two issues:

    1. Electing the Board of Trustees to oversee the management of the Fund; and

    2. Ratifying the appointment by the Trustees of Coopers & Lybrand L.L.P. as the independent auditors for the Fund for its current fiscal year.

You will recall that the Fund, in the context of holding its annual meeting each year, submits the election of Trustees and the approval of the Fund's auditors to a shareholder vote. As in past years, we urge you to confirm the Board's recommendations by electing the proposed Trustees and ratifying the selection of auditors.

The proxy statement for the 1997 Annual Meeting of Shareholders now includes explanatory notes (in italics) that are designed to provide you with a simpler and more concise explanation of certain issues. While much of the information that must be furnished in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that the use of this format will be helpful to you.

The vote of each shareholder is important to the Fund. On behalf of the Trustees, thank you in advance for the consideration that I am confident that you will give to these issues as you read the proxy statement and execute your proxy card.

                                        Sincerely,

                                        CHARLES B. JOHNSON
                                        Chairman




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The Notice,  set forth  below,  constitutes  the formal  agenda for the Annual
Meeting of Shareholders. The Notice specifies what issues will be considered by shareholders, and the time and location of the Meeting.

    All shareholders are cordially invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the proxy card, which is included with these materials, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, please mail in your executed proxy promptly.



                           FRANKLIN UNIVERSAL TRUST
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 2, 1997

To the Shareholders of Franklin Universal Trust:

Notice  is  hereby  given  that  the  Annual  Meeting  of  Shareholders   (the
"Meeting") of Franklin Universal Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, 94404 at 2:00 p.m. Pacific time, on April 2, 1997, to consider the following matters:

    1. To elect a Board of Trustees of the Fund.

    2. To ratify or reject the selection of Coopers & Lybrand L.L.P., as independent auditors for the Fund for the current fiscal year.

    3. To consider any other business (none being known to the Board as of the date of this Notice) as may properly come before the Meeting.

As provided in the Fund's By-Laws, the Board of Trustees has fixed the close of business on January 23, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders who appear on the Fund's books on the record date ("shareholders of record") will be entitled to vote at the Meeting or any adjournments thereof.



                                        By Order of the Board of Trustees,



                                        DEBORAH R. GATZEK
                                        Secretary

San Mateo, California
Dated: February 7, 1997

                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN



                     This page intentionally left blank.



    The proxy statement, which begins below, is designed to furnish shareholders with the information necessary to vote on the matters listed in the Notice. Certain of the information in the proxy statement must be included because of requirements of the Securities and Exchange Commission (the "SEC").



                           FRANKLIN UNIVERSAL TRUST

                               PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held April 2, 1997



                SOLICITATION, REVOCATION AND VOTING OF PROXIES


The enclosed proxy is solicited by and on behalf of the management of Franklin Universal Trust (the "Fund") in connection with the annual meeting of shareholders to be held April 2, 1997 (the "Meeting"). You may revoke your previously granted proxy at any time before it is exercised (1) by delivering a written notice to the Fund expressly revoking your proxy, (2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund, the Fund's investment adviser, Franklin Advisers, Inc., and its affiliates, without extra compensation, may conduct additional solicitations by telephone, telegraph and personal interviews. An outside professional soliciting firm may also be retained to aid in the solicitation of proxies, at the Fund's expense. It is expected that this proxy statement will be first mailed to shareholders on or about February 7, 1997.

The Fund is requesting your vote on two matters at the April 2nd annual Meeting. The Board of Trustees (the "Board") recommends that shareholders vote:

    (1) For the election as Trustees of the nominees, and

    (2) For the ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors

The  proxyholders  will  vote all  proxies  received  in  accordance  with the directions in each proxy. It is anticipated that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Trustees the nominees named hereinafter, but the proxyholders may vote for other persons, if any nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending August 31, 1997. Proxyholders may also vote on other business (none is known at this date) as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be counted to determine whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.




                             VOTING OF SECURITIES


Shareholders of record on the Fund's books at the close of business on January 23, 1997, are entitled to vote at the Meeting or any adjournments thereof. On that date, the Fund had 26,779,333.483 shares of beneficial interest ("Shares") outstanding, each Share being entitled to one vote.

Occasionally, the number of Shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total Shares outstanding. To the Fund's knowledge, no other person beneficially or of record owns more than 5% of the Fund's outstanding Shares.


                       PROPOSAL 1: ELECTION OF TRUSTEES


The role of trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The trustees meet monthly, and review the Fund's investment performance. The trustees also oversee the services furnished to the Fund by its investment adviser and various other service providers.

The following persons, who make up the current Board of Trustees (the "Board") have been nominated to be trustees of the Fund, to hold office until the next Annual Meeting of Shareholders, and until their successors are elected and qualified to serve: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, David W. Garbellano, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W. T. LaHaye, and Gordon S. Macklin. All have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion, or they may choose not to elect or vote to elect anyone to fill the position. Provided that a quorum is present, the nine nominees receiving the greatest number of votes will be elected.



                                                        Shares Beneficially
                                                           Owned in the
                                     Shares Beneficially Franklin Templeton
 Name, Age, Address,                  Held in the Fund     Group of Funds
 and Five-Year            Length of    as of December  (including the Fund) as
 Business Experience       Service        15, 1996       of December 15, 1996

Frank H. Abbott, III (75)  Trustee since    None          884,578
1045 Sansome St.             June 1988
San Francisco, CA 94111

 Trustee

 President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.



Harris J. Ashton (64)      Trustee since   1,352          290,183
General Host Corporation     June 1988
Metro Center, 1 Station Place
Stamford, CT 06904-2045

 Trustee

 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

                                                         Shares Beneficially
                                                            Owned in the
                                     Shares Beneficially  Franklin Templeton
 Name, Age, Address,                  Held in the Fund     Group of Funds
 and Five-Year            Length of    as of December   (including the Fund) as
 Business Experience       Service        15, 1996       of December 15, 1996

S. Joseph Fortunato (64)    Trustee since  2,348          371,828
Park Avenue at Morris County March 1989
P. O. Box 1945
Morristown, NJ 07962-1945

 Trustee

 Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.



David W. Garbellano (81)    Trustee since    100          193,896
111 New Montgomery St., #402  June 1988
San Francisco, CA 94105

 Trustee

 Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.



*Edward B. Jamieson (48)    Trustee since   None          235,362
777 Mariners Island Blvd.  September 1993
San Mateo, CA 94404

 President and Trustee

 Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Templeton Group of Funds.



*Charles B. Johnson (64)    Trustee since  1,000        1,088,337
777 Mariners Island Blvd.     June 1988
San Mateo, CA 94404

 Chairman of the Board and Trustee

 President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.


                                                         Shares Beneficially
                                                            Owned in the
                                     Shares Beneficially  Franklin Templeton
 Name, Age, Address,                  Held in the Fund     Group of Funds
 and Five-Year            Length of    as of December  (including the Fund) as
 Business Experience       Service        15, 1996      of December 15, 1996

*Rupert H. Johnson, Jr. (56)Trustee since  1,000       11,060,625
777 Mariners Island Blvd.     June 1988
San Mateo, CA 94404

 Senior Vice President and Trustee

 Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.



Frank W. T. LaHaye (67)     Trustee since  2,083          494,317
20833 Stevens Creek Blvd.     June 1988
Suite 102
Cupertino, CA 95014

 Trustee

 General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc. (software firm); Director, FischerImaging Corporation (medical imaging systems); and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.



Gordon S. Macklin (68)      Trustee since  3,000          273,717
8212 Burning Tree Road      January 1993
Bethesda, MD 20817

 Trustee

 Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

 The trustees are paid a fixed fee from the Fund for serving on the Board. Each of the trustees also serve on the boards of other investment companies in the Franklin Templeton Group of Funds. There is one committee of the Board - the Audit Committee - which furnishes the Board with recommendations regarding the selection of auditors. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $2,400 per year plus $100 per meeting attended and are reimbursed for expenses incurred in connection with attending such meetings.

As indicated above, each of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. The trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can more effectively oversee the management of the funds. They may receive fees for their services from other funds, as well. The following table indicates the total fees paid to nonaffiliated trustees by the Fund AND by other funds in the Franklin Templeton Group of Funds.

                                    Total Fees Received  Number of Boards in
                   Total Fees from  Franklin Templeton  the Franklin Templeton
                       Received       Group of Funds      Group of Funds on
Name                  from Fund*   Including the Fund**   Which Each Serves***

Frank H. Abbott, III    $3,500           $165,236                31
Harris J. Ashton         3,500            343,591                55
S. Joseph Fortunato      3,500            360,411                57
David W. Garbellano      3,500            148,916                31
Frank W.T. LaHaye        3,400            139,233                26
Gordon S. Macklin        3,500            335,541                52

*For the fiscal year ended August 31, 1996.

**For the calendar year ended December 31, 1996.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, consisting of more than 171 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending Board meetings. Each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partners pays a share of these expenses. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation in the fees received by subsidiaries of Franklin Resources, Inc. ("Resources").

During the last fiscal year, there were eleven meetings of the Board of Trustees. All of the trustees attended at least 75% of such meetings. Messrs. Abbott, Garbellano and LaHaye compose the Audit Committee of the Board of Trustees with the function of making recommendations to the full Board with respect to the selection of auditors. The Audit Committee met four times during the fiscal year ended August 31, 1996. The Fund currently does not have a standing nominating or compensation committee of the Board of Trustees.

The executive officers of the Fund other than those listed above are:

Name, Age, Address, and Five-Year Business Experience

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President since 1988

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin
Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.



Martin L. Flanagan (36)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer since January 1995

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.



Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary since 1988

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.



Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer since January 1995

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.




Edward V. McVey (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President since 1988

Senior   Vice   President/National    Sales   Manager,    Franklin   Templeton
Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.



R. Martin Wiskemann (70)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President since 1988

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc.; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds.



All officers serve at the pleasure of the Board.

On December 15, 1996, the trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding Shares.

Shareholders are entitled to one vote per Share. All voting rights are non-cumulative, which means that the holders of more than 50% of the Shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining Shares so voting will not be able to elect any trustees.


                       PROPOSAL 2: TO RATIFY OR REJECT

                    THE SELECTION OF INDEPENDENT AUDITORS


Coopers & Lybrand L.L.P. has served as the independent auditors for the Fund since its inception in 1988. The Board recommends that you vote in favor of the selection of Coopers & Lybrand L.L.P. as auditors for the Fund for the fiscal year ending August 31, 1997.

The Board is requesting ratification of its selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending August 31, 1997. The selection of auditors was approved at a meeting of the Board on August 15, 1996, and included the favorable vote of a majority of the trustees who are not interested persons of the Fund. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended August 31, 1996, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund.

The favorable vote of a majority of the Shares represented at the Meeting, in person or by proxy, is required to ratify the selection of auditors.




                          PROPOSAL 3: OTHER MATTERS


The Board of the Fund does not intend to bring any matters before the Meeting other than Proposals 1 and 2 and is not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the proxyholders will use their best judgment in voting on such matters.

In the event that sufficient votes in favor of the Proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting within a reasonable period of time. This will permit further solicitation of proxies, even though a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session are paid by the Fund.


                              OTHER INFORMATION


The SEC requires that the following information be provided to the Fund's shareholders even though not directly related to the proposals you are being asked to consider. Because the Fund is a closed-end investment company, the Fund and its officers and trustees are subject to certain reporting and filing requirements described below.


The Manager


Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company. Resources' principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers and its affiliates act as investment manager or administrator to 62 U.S. registered investment companies (171 separate series) with aggregate assets of over $179.6 billion.


The Administrator


Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly-owned subsidiary of Resources.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


Section 16 of the Securities Exchange Act of 1934, as amended, requires that certain specified persons file with the SEC and the New York Stock Exchange, reports of their ownership and changes in ownership of Shares on Forms 3, 4 and 5. Filers are required by SEC regulations to furnish to the fund copies of all Forms 3, 4 and 5 that they file.

During the fiscal year ended August 31, 1995, Martin L. Flanagan and Diomedes Loo-Tam inadvertently failed to file in a timely manner in accordance with
Section 16 of the Securities Exchange Act of 1934, initial Form 3s due upon becoming an officer. Martin L. Flanagan became Vice President and Chief Financial Officer in January 1995 and Diomedes Loo-Tam was elected Treasurer and Principal Accounting Officer in January 1995. Neither Mr. Flanagan nor Mr. Loo-Tam engaged in any transactions with the Fund.


Shareholder Proposals

The Fund anticipates that its next Annual Meeting will be held in April, 1998. Any shareholder intending to present any proposal for consideration at the Fund's next Annual Meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of February 7, 1998.


Reports to Shareholders and Financial Statements


The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended August 31, 1996, has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report by writing the Fund at the address above or calling the Fund at 1-800/DIAL BEN.



                                        Respectfully Submitted,



                                        DEBORAH R. GATZEK
                                        Secretary

 Dated: February 7, 1997
 San Mateo, California



SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, ALL SIGNATURES ARE REQUIRED.









                         FRANKLIN UNIVERSAL TRUST PROXY

                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 2, 1997

The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek and Larry
L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 2:00 p.m. Pacific time on the 2nd day of April 1997, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

1. Election of Trustees

FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW)

WITHHOLD AUTHORITY (TO VOTE FOR ALL NOMINEES LISTED BELOW)

NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato,
David W. Garbellano, Edward B. Jamieson, Charles B. Johnson,
Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin

                                                      FOR    AGAINST  ABSTAIN

2. Ratification of the selection of Coopers &
Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending August 31, 1997.

                                                      GRANT    WITHHOLD

3. To vote upon any other business which may legally come before the meeting.


PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (ALL NOMINEES FOR TRUSTEES) AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


Dated_______________________

----------------------------
Signature


----------------------------
Signature


Note: please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.